EXHIBIT 10.7








                                 URS CORPORATION

                                 1996 INCENTIVE

                                COMPENSATION PLAN




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                                TABLE OF CONTENTS




I.       PURPOSE OF THE PLAN



II.      HOW AWARDS ARE EARNED UNDER THE PLAN



III.     OTHER PLAN PROVISIONS



IV.      DEFINITIONS



V.       EXAMPLES OF PLAN OPERATION




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                             I. PURPOSE OF THE PLAN



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I.1 PURPOSE

The URS Corporation ("URS") 1996 Incentive Compensation Plan (the "Plan") is intended to provide incentive compensation to individuals who make an important contribution to URS's financial performance. Specific Plan objectives are to:

         o        Focus key Employees on achieving specific financial targets;

         o        Reinforce a team orientation;

         o Provide significant award potential for achieving outstanding performance; and

         o Enhance the ability of URS to attract and retain highly talented and competent individuals.




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                    II. HOW AWARDS ARE EARNED UNDER THE PLAN



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II.1 GENERAL PLAN DESCRIPTION

The Plan provides the opportunity for key Employees of URS to receive cash Awards based on a combination of URS's and individual performance.

Here is an overview of how the Plan works. In general, certain Employees will be selected to participate in the Plan at the beginning of or during the Plan Year. These individuals are referred to as "Designated Participants." Upon selection to participate in the Plan, each Designated Participant will be assigned a
Target Award Percentage. This Target Award Percentage, multiplied by the Participant's Base Salary earned during the Plan Year, will equal the Participant's Target Award. This Target Award represents the amount that is expected to be paid to a Designated Participant if certain financial Performance Objectives for URS have been fully met.

In addition, funds will be set aside for discretionary Awards to selected other Employees (referred to as "Non-designated Participants"), who have demonstrated outstanding individual performance during the Plan Year. It is expected that the amount available to Non-designated Participants for the 1996 Plan Year will be $25,000, assuming that URS meets its financial objectives.

The sum of all Target Awards for Designated Participants and expected payouts to Nondesignated Participants will equal the Target Bonus Pool. The Actual Bonus Pool will vary from the Target Pool upward or downward based on URS's actual performance in relationship to its Performance Objectives.

Actual Awards to Designated Participants and actual funds available for distribution to Nondesignated Participants will vary from target amounts based on the relationship between the Actual Bonus Pool and the Target Bonus Pool.

A detailed description of how the Plan works is presented in the following sections of this document.

II.2 DESIGNATED AND NON-DESIGNATED PARTICIPANTS

Plan participation is extended to selected Employees who, in the opinion of the Chief Executive Officer ("CEO") of URS, have the opportunity to significantly impact the annual operating success of the Company. These Employees are the Designated Participants and will be notified in writing of their selection to participate in the Plan. This notification letter, for all Participants except the CEO of URS, will be signed by the CEO of URS. The letter of participation for the CEO will be signed by the Chairman of the Compensation/Option Committee ("Committee") of URS's Board of Directors.

In addition to the Designated Participants, there may be a group of other Employees who are selected to receive Awards based on their outstanding individual performance during the Plan Year. These other Employees are the Non-designated Participants and will not be selected until


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the  completion of the Plan Year. The selection of  Non-designated  Participants will be determined by the CEO of URS at his sole discretion.

II.3 TARGET AWARD PERCENTAGES FOR DESIGNATED PARTICIPANTS

Each Designated Participant will be assigned a Target Award Percentage. This Target Award Percentage, when multiplied by the individual's Base Salary earned during the Plan Year, represents the anticipated payout to a Designated Participant if URS's Performance Objectives are met.

Each Designated Participant's Target Award Percentage will be included in the letter of notification mentioned in Section II.2.

II.4 TARGET BONUS POOL

The Target Bonus Pool ("Target Pool") will equal the sum of all Target Awards for Designated Participants plus an amount set aside for possible distribution to Non-designated Participants.
For 1996, the Target Bonus Pool equals $394,000.

II.5 URS PERFORMANCE OBJECTIVES

For 1996, URS's Performance Objectives are focused on the need to reach the Company's Target for Net Income. The Performance Objectives and weightings for the 1996 Plan Year are as follows:


              URS Corporation Performance Objectives and Weightings

     Performance Measure             Weighting         Performance Objective
     -------------------             ---------         ---------------------
     Net Income ($000s)                100%                  $4,600

Net Income will be calculated after all URS and URS Consultants ("URSC") bonuses are accrued and assumed to have been paid.

II.6 RELATIONSHIP BETWEEN PERFORMANCE AND THE ACTUAL BONUS POOL

The Actual Bonus Pool ("Actual Pool") will vary from the Target Pool based on the relationship between the actual performance of URS and the Performance Objectives. The Actual Pool will vary in relationship to the Target Pool based on the following table:



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                  Relationship Between URS Performance and the
              Actual Bonus Pool as a % of the Target Bonus Pool(1)

             Actual
        Performance as a                Net Income                Actual Pool
        % of Performance                  Actual                   as a % of
            Objective                   Performance               Target Pool
        ----------------                -----------               -----------
               (%)                       ($000's)                     (%)

        greater than                 greater than
        or equal to 125%             or equal to $ 5,750             200%
               100%                       $ 4,600                    100%
                75%                       $ 3,450                     30%
        less than 75%                less than $ 3,450                 0%

----------
(1) The calculation of the Actual Award as a percent of Target will be interpolated for performance between discrete points on a straight-line basis.

Based on the table above, the Actual Award will vary depending upon actual performance in relation to Target Net Income.

II.7 ACTUAL AWARDS TO DESIGNATED AND NON-DESIGNATED PARTICIPANTS

Actual Awards to Designated Participants will vary from Target levels based on the relationship between the Actual Bonus Pool and the Target Pool.

After allocating Actual Awards to Designated  Participants,  the remaining funds
in  the  Actual  Pool  will  be  available  for  allocation  to   Non-designated
Participants.

Actual Awards distributed to Non-designated Participants will be determined on a discretionary basis by the CEO. URS is under no obligation to distribute any or all of the Actual Pool. The sum of all Awards to Non-designated Participants may not exceed the amount available in the Actual Pool after Actual Awards have been allocated to Designated Participants.

                      EXAMPLE OF INTERPOLATION CALCULATION

To interpolate the Actual Award based on performance, apply the appropriate formula for actual performance above or below the Performance Objective. In all cases, solve for "X".

o   For performance above Objective:

    (Act. Perf. - Perf. Obj.)                               X
   --------------------------------    =    ----------------------------------
    (Max. Perf. - Perf. Obj.)               (Max. Award % - Target Award %)

o   For performance below Objective:



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    (Act. Perf. - Perf. Obj.)                               X
   --------------------------------    =    ----------------------------------
    (Min. Perf. - Perf. Obj.)               (Min. Award % - Target Award %)

o   Once you have solved for "X", add X to 100%.

Below is a hypothetical example:

                    EXAMPLE OF ACTUAL BONUS POOL CALCULATION

The following example illustrates the weighting of the Performance Objectives, and calculates the Actual Bonus Pool:

Hypothetical Assumptions:
o   Target Bonus Pool =                                       $  394,000

o   Net Income Objective (after bonus accrual) =              $4,600,000
o   Actual Net Income (after bonus accrual) =                 $4,400,000

Interpolation:
o   Net Income Performance =                                       88.0%

Actual Bonus Pool =                                           $  347,000




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                           III. OTHER PLAN PROVISIONS



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III.1 AWARD PAYMENT

Assessment of actual performance and payout of Awards will be subject to the completion of the 1996 Year-end independent audit.

The Actual Award earned, up to and in excess of the Target Award level, will be paid to the Participant (or the Participant's heirs in the case of death) in cash within 30 days of the completion of the independent audit. Payroll and other taxes will be withheld as required by law.

III.2 EMPLOYMENT

In order to receive an Award under the Plan, a Participant must be employed by URS or an Affiliate at the end of the Plan Year, except as otherwise noted below. Selection for participation in the Plan does not convey any employment rights. Terms and conditions of Participants' employment agreements with URS, if any, supersede the terms and conditions of the Plan.

III.3 TERMINATION

If Termination of a Designated Participant's employment occurs during the Plan Year by reason of death, permanent disability, or retirement, the Designated Participant (or the Participant's heirs in the case of death) will be eligible to receive a pro-rata Award based on the time employed as a Participant and the Objectives achieved for the Plan Year. Participants who have earned an Award on this basis will receive payment on the same schedule as other Plan Participants.

A Participant whose employment with URS or its Affiliates is terminated prior to the end of the Plan Year for any other reason (whether voluntarily or involuntarily) will forfeit the opportunity to earn an Award under the Plan, except as otherwise provided for.

III.4 OTHER PRO-RATA AWARDS

Individuals who have been selected during the Year for Plan participation and who have a minimum of three months as a Designated Participant will be eligible to receive a pro-rata Award based on the time employed as a Participant and the Objectives achieved for the Plan Year, provided that the Participant is employed by URS or an Affiliate at Year-end.




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III.5 PLAN FUNDING

Estimated payouts for the Plan will be accrued monthly and charged as an expense against the income statement of URS. At the end of each fiscal quarter, the estimated Actual Awards under the Plan will be evaluated based on actual performance to date. The monthly accrual rate will then be adjusted so that the cost of the Plan is fully accrued at Year-end.

Accrual  of  Awards  will  not  imply  vesting  of  any  individual   Awards  to
Participants.

III.6 PLAN ADMINISTRATION

Responsibility   for   decisions   and/or    recommendations    regarding   Plan
administration are divided among the URS CEO and the Committee. Section III.7 outlines the levels of responsibility and authority assigned to each.

Notwithstanding the above, the Committee retains final authority regarding all aspects of Plan administration, and the resolution of any disputes. The Committee may, without notice, amend, suspend or revoke the Plan.




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III.7 INCENTIVE PLAN GOVERNANCE

                                                      URS
Area of Administration                                CEO          Committee
----------------------                                ---          ---------
Overall Plan Design                                    R               A
Determination of Performance
  Objectives                                           R               A
Designated Participants                                R               A
--------------------------------------------------------------------------------
Individual Target Awards                               R               A
Target funding for Non-
Designated Participants                                R               A
Target Award for CEO                                                  R/A
--------------------------------------------------------------------------------
Certification of actual
  performance against Objectives                       R               A
Awards to Designated
  Participants                                         R               A
Award to CEO                                                          R/A
--------------------------------------------------------------------------------
Amendment, suspension, or
  termination of the Plan                              R               A
Adjustments due to extraordinary
  events                                               R               A



     -----------------------------------------------------------------
       KEY:   R = Authority                A = Authority
                    to Recommend               to Approve
     -----------------------------------------------------------------

III.8 ASSIGNMENT OF EMPLOYEE RIGHTS

No employee has a claim or right to be a Participant in the Plan, to continue as a Participant, or to be granted an Award under the Plan. URS is not obligated to give uniform treatment (e.g., Target Award Percentages, discretionary Awards, etc.) to Employees or Participants under the Plan. Participation in the Plan does not give an Employee the right to be retained in the employment of URS, nor does it imply or confer any other employment rights.

Nothing contained in the Plan will be construed to create a contract of employment with any Participant. URS reserves the right to elect any person to its offices and to remove Employees in any manner and upon any basis permitted by law.

Nothing contained in the Plan will be deemed to require URS to deposit, invest or set aside amounts for the payment of any Awards. Participation in the Plan does not give a Participant any ownership, security, or other rights in any assets of URS or any of its Affiliates.



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III.9 WITHHOLDING TAX

URS will deduct from all Awards paid under the Plan any taxes required by law to be withheld.

III.10 EFFECTIVE DATE

The Plan is effective as of November 1, 1995, and will remain in effect for the Fiscal Year ending October 31, 1996 unless otherwise terminated or extended by the Committee.

III.11 VALIDITY

In the event any provision of the Plan is held invalid, void, or unenforceable, the same will not affect, in any respect whatsoever, the validity of any other provision of the Plan.

III.12 APPLICABLE LAW

The Plan will be governed by and construed in accordance with the laws of the State of California.




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                                 IV. DEFINITIONS



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IV.1 DEFINITIONS

"Affiliates" refers to any entity owned partially or totally by URS Corporation including URS Corporation.

"Actual Award" or "Award" refers to the incentive amount earned under the Plan by a Designated or Non-designated Participant.

"Actual Bonus Pool" or "Actual Pool" refers to the calculated amount available for distribution to all Designated and Non-designated Participants under the terms and provisions of the Plan.

"Base Salary" refers to the actual base earnings of a Designated Participant for the Plan Year exclusive of any bonus payments under this Plan or any other prior or present commitment, including contractual arrangements, any salary advance, any allowance or reimbursement, and the value of any basic or supplemental Employee benefits or perquisites. Base Salary refers only to amounts earned while a Designated Participant during the Plan Year.

"Compensation/Option Committee" or "Committee" refers to the Compensation/Option Committee of the Board of Directors of URS Corporation.

"Designated Participant" refers to an Employee of URS Corporation designated by the CEO of URS to participate in the Plan. Designation will be established only in writing.

"Employee" refers to an Employee of URS Corporation.

"Fiscal Year" refers to the twelve months beginning November 1, 1995 and ending October 31, 1996.

"Net Income" refers to the consolidated revenue less all expenses (including tax and interest charges) of URS Corporation.

"Non-designated Participant" refers to an Employee of URS Corporation selected to receive an Award under the Plan on the basis of outstanding individual performance. Employee selection will be made at the end of the Plan Year, at the recommendation of the CEO of URS. Unlike Designated Participants, Non-designated Participants will not be assigned Target Award Percentages or individual Performance Objectives.

"Performance Objectives" or "Objectives" refers to the pre-established financial goals upon which URS Corporation performance will be assessed.

"Plan" refers to the URS Corporation 1996 Incentive Compensation Plan, as described in this document. Any incentives for future years will be covered by subsequent plan documents.

"Plan Year" or "Year" refers to the twelve months beginning November 1, 1995, and ending October 31, 1996, over which performance is measured under this Plan.


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"Target  Award" refers to a Designated  Participant's  Target Award  Percentage,
multiplied by the Participant's Base Salary earned during the Plan Year. This amount represents the anticipated payout to the Designated Participant if all URS Corporation's Performance Objectives are met.

"Target Award Percentage" refers to a percentage of Base Salary assigned to a Designated Participant in accordance with the terms and provisions of the Plan.

"Target Bonus Pool" or "Target Pool" refers to the amount anticipated to be distributed to all Designated and Non-designated Participants if all URS Corporation's Performance Objectives are met.

"Termination" means the Participant's ceasing his/her service with the Company or any of its Affiliates for any reason whatsoever, whether voluntarily or involuntarily, including by reason of death or permanent disability.

"URS" refers to URS Corporation.

"Year-end" refers to the end of the Fiscal Year, October 31, 1996.




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                          V. EXAMPLES OF PLAN OPERATION



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                        URS CORPORATION PERFORMANCE TABLE


                      Actual
                    Net Income                       Actual vs.
                 (100% weighting)                    Target Pool

     ------------------------------------------------------------
     greater than or equal to = $5,750 MM               200%

                                $4,600 MM               100%

                                $3,450 MM                30%

                   less than  = $3,450 MM                 0%
     ------------------------------------------------------------


Scenario 1 - URS net income performance exceeds objectives
    Net income Objective ($MMs)                             $4.6       ($5.45 - $4.6)/($5.75 - $4.6) = 74.0%
    URS Actual Net Income ($Mms)                            $5.45      + 100% = 174.0%

    TARGET BONUS POOL ($000s)                              $394.0
    ACTUAL BONUS POOL ($000s)                              $686.0      ($394.0 *174%)= $686.0


Scenario 2 - URS net income performance less than objectives

    Net income Objective ($MMs)                              $4.6      ($4.4 - $4.6)/($3.45 - $4.6) * (.7) =
    URS Actual Net Income ($MMs)                             $4.4      -12.0% + 100% = 88.0%

    TARGET BONUS POOL ($000s)                              $394.0
    ACTUAL BONUS POOL ($000s)                              $347.0      ($394.0 * 88.0%) = $347.0



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